Biological Assets	12 Months Ended
Dec. 31, 2019
Changes in biological assets [abstract]
Biological Assets
4.	Biological Assets

Accounting Policy:

The Company defines biological assets as cannabis plants up to the point of harvest which becomes the basis for the cost of inventories. Biological assets are measured at fair value less cost to sell at the end of each reporting period in accordance with IAS 41 – Agriculture, using the income approach. Gains or losses from changes in fair value less costs to sell are included in cost of sales in the period incurred. The income approach calculates the present value of expected future cash flows from the Company’s biological assets using the following key Level 3 assumptions and inputs:

Inputs and assumptions	Description
Average selling price per gram	Represents the average selling price per gram of dried cannabis net of costs to sell for the period for all strains of cannabis sold, which is expected to approximate future selling prices.
Average attrition rate	Represents the weighted average number of plants culled at each stage of production.
Average yield per plant	Represents the average number of grams of dried cannabis inventory expected to be harvested from each cannabis plant. Based on historical yields.
Average cost per plant	Represents costs incurred to grow plants at different stages of the production cycle.
Stage of completion in the production process	Calculated by taking the weighted average number of days in produciton over a total average grow cycle of approximately 14 to 16 weeks based on location and strain.
Production costs are capitalized to biological assets and include all direct and indirect costs relating to biological transformation. Costs include direct costs of production, such as labour, growing materials, as well as indirect costs such as indirect labour, quality control costs, depreciation on production equipment, and overhead expenses including rent and utilities.

A 5% increase or decrease in the estimated yield of cannabis per plant would result in an increase or decrease in the fair value of biological assets of $168,315 at December 31, 2019 (December 31, 2018 - $52,620). A 5% increase or decrease in the average selling price per gram less cost to sell would result in an increase or decrease in the fair value of the biological assets of $258,874 at December 31, 2019 (December 31, 2018 - $59,579).

The Company’s estimates are, by their nature, subject to change and changes in the significant assumptions will be reflected in the gain or loss on biological assets in future periods.

The Company’s biological assets consist of cannabis seeds and cannabis plants. Changes in the Company’s biological assets are as follows:

	December 31	December 31
	2019	2018
	$	$
Carrying amount, beginning of year	1,088,528	114,559
Effect of unrealized changes in fair value of biological assets	3,703,195	2,818,442
Biological assets purchased	197,432	3,841
Biological asset expensed in research and development	(169,022)	-
Biological assets sold	-	(133,680)
Transferred to inventory upon harvest	(660,681)	(1,714,634)
Carrying amount, end of year	4,159,452	1,088,528

As at December 31, 2019, included in the carrying amount of biological assets is $85,146 (December 31, 2018 - $28,570) in seeds and $4,074,306 (December 31, 2018 - $1,059,958) in live plants.

As of December 31, 2019, the weighted average stage of growth for the biological assets was 45% (December 31, 2018 – 39%). The average number of days from the point of propagation to harvest is 108 days.